July 14, 2026 2026 Second Quarter Earnings Presentation

1 Forward–looking statements Certain statements contained in this Presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s future plans, results, strategies, and expectations, including expectations around changing economic markets. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management’s current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) changes or the lack of changes in government interest rate policies and the associated impact on the Company’s business, net interest margin, and mortgage operations, (3) increased competition for deposits, (4) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio, (5) any deterioration in commercial real estate market fundamentals, (6) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from acquisitions, including risks that cost savings and other synergies from completed or future acquisitions may not be realized (or may be less than or delayed from expectations), challenges in integrating acquired businesses, disruptions to customer, employee, or other relationships, diversion of management attention, and the ability to effectively manage larger or more complex operations post-transaction, (7) the Company’s ability to manage any unexpected outflows of uninsured deposits and to avoid selling investment securities or other assets at an unfavorable time or at a loss, (8) the Company’s ability to successfully execute its various business strategies, (9) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, and changes in accounting standards, (10) the effectiveness of the Company’s controls and procedures to detect, prevent, mitigate and otherwise manage the risk of fraud or misconduct by internal or external parties, including attempted physical-security and cybersecurity attacks, denial-of-service attacks, hacking, phishing, social-engineering attacks, malware intrusion, data- corruption attempts, system breaches, identity theft, ransomware attacks, environmental conditions, and intentional acts of destruction, (11) the Company’s dependence on information technology systems of third-party service providers and the risk of systems failures, interruptions, or breaches of security, (12) the impact, extent and timing of technological changes, including the adoption and use of artificial intelligence and other emerging technologies, (13) concentrations of credit or deposit exposure, (14) the impact of natural disasters, pandemics, acts or escalation of war or acts of terrorism, or other catastrophic events, (15) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments, (16) the Company's ability to attract, and retain key employees in a competitive labor market, (17) the Company's ability to access capital and liquidity on terms acceptable to us, and/or (18) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in any of the Company’s subsequent filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this Presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment adjusted revenue, consolidated and segment adjusted noninterest expense and adjusted noninterest income, consolidated and segment adjusted efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of the its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of the Company’s operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-adjusted gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non- GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Presentation for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

FirstBank

2Q 2026 Results

Earnings

- Net income of $58.6 million or $58.9 million *(adjusted)*[1]
- Higher revenue on loan growth and stable net interest margin
- Well-controlled expenses and improved efficiency ratio
- PPNR up ~8% QoQ and PPNR ROA over 2%
- Provision expense driven by loan growth and increased reserves on two individually assessed loans

Balance Sheet

- Loans HFI balances up **11.6%** annualized
- Deposit balances up **7.70%** annualized
- Loan & deposit growth concentrated in back-half of the quarter

Credit

- ACL coverage ratio of 1.51%
- Annualized net charge-offs of 0.06%
- NPA ratio of 1.14% attributable to the migration of three lending relationships

Capital

- ~3% of outstanding shares repurchased in the quarter
- Capital position remains strong –
  - Tangible Common Equity to Tangible Assets[1] of 9.49%
  - CET1 Ratio 11.0% and Total Risk-Based Capital 12.9% *(preliminary)*

Key highlights

	Reported	Adjusted[1]
Diluted earnings per common share	$ 1.13	$ 1.14
Pre-Tax Pre-Provision Net Revenue ($mm)	$83.3	$ 83.6
Net interest margin (tax-equivalent basis)	3.95%	3.95%
Efficiency Ratio	52.3%	52.0%
Return on average assets	1.44%	1.45%
Return on average tangible common equity[1]	14.6%	15.0%

[1] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

3

FirstBank

2Q 2026 Earnings

$ in thousands, except per share data	Quarter ended 2Q26	1Q26	2Q25	$ Change from 1Q26	2Q25
Total Revenue	174,752	172,340	76,863	2,412	97,889
Provision for credit losses	10,116	3,024	5,337	7,092	4,779
Noninterest Expense	91,480	95,164	81,261	(3,684)	10,219
Pre-tax income	73,156	74,152	(9,735)	(996)	82,891
Income tax expense	14,499	16,626	(12,652)	(2,127)	27,151
Noncontrolling Interest	8	-	8	8	-
Net income	**58,649**	**57,526**	**2,909**	**1,123**	**55,740**
Total non-gaap adjustments[1]	256	745	37,912	(489)	(37,656)
Adjusted net income[2]	58,905	58,271	40,821	634	18,084
Diluted earnings per share	$ 1.13	$ 1.10	$ 0.06	$ 0.03	1.07
Adjusted diluted earnings per share[2]	$ 1.14	$ 1.12	$ 0.88	$ 0.02	$ 0.26

Non-GAAP Reconciliation *$ in thousands*	**2Q26**
Income before income taxes	**73,156**
Less loss on sales or write-downs of premises and equipment, other real estate owned and other assets, net	(377)
Plus gain on lease terminations and other branch closure costs	(42)
Less income tax expense, adj for items above	14,586
Adjusted Net Income[2]	**58,905**
Net Income	58,649
Total non-gaap adjustments[1]	256

- Revenue growth led by higher interest income on strong loan growth of **11.6%** annualized
- Decreased expenses due to lower personnel costs and no M&I costs in the quarter
- Pre-provision pre-tax net revenue up **~8%** QoQ
- Provision expense reflective of strong loan growth, coupled with increased reserves on two individually assessed loans
- 2Q25 includes a ~$60 million securities loss and is pre-SSBK merger

[1] Non-GAAP financial measure; Represents the aggregate total of items that comprise the difference between Net Income and Adjusted Net Income. See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. [2] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

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5 Driving shareholder value ¹ Non-GAAP financial measure; See “Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 2Q26 calculation is preliminary and subject to change. $2.57 $2.48 $2.45 $2.24 $3.01 $3.40 $3.99 $2.26 2023 2024 2025 2026 YTD Earnings per share Adjusted earnings per share Earnings per Share $14 $14 $20 $22 $25 $27 $30 $28 $31 $34 $38 $39 $12 $12 $15 $17 $19 $22 $25 $23 $26 $28 $30 $31 3Q16 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q 26 BVPS TBVPS 14.7% 13.6% 13.2% 13.4% 12.9% 2Q25 3Q25 4Q25 1Q26 2Q26 $58.6 $81.0 $77.1 $78.2 $83.6 2Q25 3Q25 4Q25 1Q26 2Q26 Book Value per Share Total RBC Ratio2 NPLs / Total Loans HFIAdjusted ROATCE1Adjusted PPNR1 (in millions) 1 1 $1,364 $1,594 $1,567 $1,594 $1,559 12.4% 14.7% 15.9% 15.3% 15.0% 2Q25 3Q25 4Q25 1Q26 2Q26 Tangible Common Equity Adj ROATCE11 0.97% 0.94% 0.97% 0.96% 1.17% 2Q25 3Q25 4Q25 1Q26 2Q26

Net Interest Margin

Highlights

- ~$3mm increase in net interest income in the quarter
- Loan growth paired with stable contractual loan rates drove higher interest income
- ~$1.6mm benefit from 1 additional day in the quarter
- Lower cash balances supporting loan growth and reduced loan accretion partially offset gains in the quarter

Net Interest Income Rollforward *($ in thousands)*	
1Q26 Net Interest Income	146,774
Impact of changes in loans	4,188
Impact of changes in deposits	(24)
Impact of change in cash	(1,472)
Impact of change in loan accretion	(1,248)
Impact of day count	1,622
Impact of all other changes	(52)
2Q26 Net Interest Income	**149,788**



FTE NII / NIM Trend
($ millions)
$112.2
3.68%
$148.1
3.95%
$150.6
3.98%
$146.8
3.94%
$149.8
3.95%
2Q25
3Q25
4Q25
1Q26
2Q26
Net Interest Income (NII)
Net Interest Margin (NIM)

6

Noninterest Income & Expense

Noninterest Income
($ millions)


$25.8
$26.4 $25.9
$25.8 $26.2
2Q25
1Q26
2Q26
$(34.5)
Noninterest Income
Adj. Noninterest Income[1]

Noninterest Expense
($ millions)


$81.3
$95.2
$91.5
105.7%
55.2%
52.3%
2Q25
1Q26
2Q26
Noninterest Expense
Efficiency Ratio

Adj. Noninterest Expense[1]
($ millions)


$78.5
$93.7
$91.4
56.9%
54.3%
52.0%
2Q25
1Q26
2Q26
Adj. Noninterest Expense[1]
Adj. Efficiency Ratio[1]

Highlights

Noninterest income:

- ~$1.1mm decrease in mortgage banking income driven by lower lock volumes due to continued market volatility and uncertainty
- Incremental increase in service charges, interchange fees, and trust income in the quarter
- 2Q25 includes securities loss of ~$60 million

Noninterest expense:

- Lower expenses in the quarter and improved efficiency ratio
- Decrease led by lower personnel costs in the quarter
- 1Q finalization of M&I expenses, no such expenses in 2Q
- Marginal increases in Software & Marketing costs
- Lower expense base in 2Q25 *(pre-SSBK merger)*

[1] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

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8 Loans HFI $9.87 $12.30 $12.38 $12.50 $12.87 6.44% 6.75% 6.64% 6.51% 6.48% 2Q25 3Q25 4Q25 1Q26 2Q26 Loans HFI / Total Yield ($ billions) Loans HFI Total Loan HFI Yield 1-4 family 15% 1-4 family HELOC 6% Multifamily 6% C&D 9% CRE 23% C&I 36% Other 5% Portfolio Mix $12.9 Billion 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. Note: Loan yield shown above includes a tax-equivalent adjustment using combined federal and blended state statutory income tax rate of 26.06%. 1 2 • Total Loans HFI up $362 million, or 11.6% annualized • Ending Loan HFI balances were $12.9 billion • Key loan growth categories include – +$147 million in CRE-NOO +$146 million in Resi RE +$48 million in CRE-OO +$21 million in C&I • Loan yields down slightly on lower loan accretion, while contractual rates remained stable

FirstBank

Diversified loan portfolio

C&I[1] Exposure by Industry
($ millions)

Industry	C&I	CRE-OO	Total	% of Total
Real estate rental and leasing	$316	$269	$585	13%
Retail trade	109	420	529	12%
Manufacturing	237	263	500	11%
Other services (except public administration)	89	272	361	8%
Finance and insurance	341	18	359	8%
Health care and social assistance	52	235	287	6%
Wholesale trade	193	94	287	6%
Construction	187	91	278	6%
Accommodation and food services	73	200	273	6%
Transportation and warehousing	119	94	213	5%
Professional, scientific and technical services	123	60	183	4%
Arts, entertainment and recreation	74	65	139	3%
Information[3]	111	12	123	3%
Administrative and support and waste management and remediation services	88	34	122	3%
Other	148	126	274	6%
Total	**$2,260**	**$2,253**	**$4,513**	**100%**

CRE[2] exposure by type


Assisted Living Facility 6%
Other 8%
Office 17%
Healthcare Facility 2%
Self Storage 5%
Land-Manufactured Housing 4%
Retail 19%
Warehouse/Industrial 22%
Hotel 17%

C&D exposure by type


Multifamily 7%
Construction 25%
Construction 14%
Consumer 21%
Residential Development 33%
Land 7%
Land 5%
Lots 3%
Commercial 39%
Land 20%
Self Storage 3%
Office 2%
Other 14%

Note: Data as of June 30, 2026. [1] C&I includes owner-occupied CRE. [2] Excludes owner-occupied CRE. [3]Includes certain "assignment of catalog" lending which pertains to a security interest in a borrower's intellectual property, at FirstBank this most notably applies to music catalogs.

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10 Nashville 40% Memphis 5%Knoxville 3%Huntsville 6% Birmingham 14% Chattanooga 1% Other 7% Atlanta 12% Communities 12% Class A 22% Class B 44% Class C 12% Under $2 Million 22% Office exposure Geographic exposure Note: Data as of June 30, 2026. Data is only non-owner occupied CRE & C&D loans. Data excludes medical office buildings. Credit detail by class Class Outstanding ($mm) Avg. Balance ($mm) Wtd. Avg. LTV Wtd. Avg Occupancy Class A > $2 million $114.7 $8.2 57.5% 88.9% Class B > $2 million 236.1 5.6 63.3% 80.4% Class C > $2 million 61.6 6.2 64.1% 82.7% Total > $2 million $412.4 $6.2 61.8% 83.1% Total < $2 million 118.5 0.6 N/A N/A Total Office $530.9 $1.9 N/A N/A Exposure by class • Office loans as of 2Q26 – • Represent ~4% of total Loans HFI population • 97% of portfolio is pass rated and current • 16% of portfolio matures by year-end 2026 • 50% fixed rate & 50% floating rate • Continuous monitoring of office loans greater than $2 million shows minimal concerns • Projects generally characterized by 25-30% cash equity requirement, loan to value maximums of 70%-75% at origination, and requests for guarantors

11 Valuable deposit base Cost of deposits 19.2% 19.5% 18.9% 18.9% 19.3% 2.48% 2.53% 2.40% 2.27% 2.26% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2Q25 3Q25 4Q25 1Q26 2Q26 Noninterest-bearing as % of total deposits Cost of total deposits (%) Deposits by customer segment ($billions) Highlights Noninterest -bearing checking 20% Interest- bearing checking 17% Money market & savings 40% Time 23% 37% Checking accounts Deposit composition $4.8 $6.0 $6.1 $6.1 $6.0 $4.8 $6.0 $6.2 $6.1 $6.3 $1.8 $1.8 $1.7 $1.9 $2.0 $11.4 $13.8 $14.0 $14.1 $14.3 2Q25 3Q25 4Q25 1Q26 2Q26 Consumer Commercial Public Total • Deposit balances grew at an annualized rate of 7.70% in the quarter • Customer deposits up ~$159 million, led by non- interest bearing and time deposits • Brokered deposits increased in the quarter, but remain minimal in the Company’s customer-focused deposit funding strategy • Cost of deposits decreased to 2.26%

12 $5,337 $34,417 $1,232 $3,024 $10,116 0.02% 0.05% 0.05% 0.11% 0.06% 2Q25 3Q25 4Q25 1Q26 2Q26 Provision for Credit Losses & Net Charge Offs ($ thousands) Provision for Credit Losses NCO Ratio (ann.) Asset Quality Metrics $148.9 $185.0 $186.0 $186.3 $194.0 1.51% 1.50% 1.50% 1.49% 1.51% 2Q25 3Q25 4Q25 1Q26 2Q26 Allowance for Credit Losses & Coverage Ratio ($ millions) ACL ACL Coverage Ratio 13Q25 provision expense includes the impact of day one provision for non-PCD acquired loans and unfunded commitments. 2Includes other real estate owned and repossessed assets–see page 13 of the 2Q26 Financial Supplement. Highlights 2 1 0.76% 0.76% 0.80% 0.78% 0.95% 0.16% 0.13% 0.17% 0.20% 0.19%0.92% 0.89% 0.97% 0.98% 1.14% 2Q25 3Q25 4Q25 1Q26 2Q26 Nonperforming Assets / Total Assets Other NPAs Optional GNMA repurchase • Higher reserves in the quarter driven by strong loan growth, accounting for more-than-half of the QoQ increase • Remaining increase for two individually assessed loans, along with a modestly softer modeled economic forecast • Net charge-off ratio of ~0.06% remains in line with historical loss levels • NPAs driven by the migration of three lending relationships

13 1.51% 1.13% 1.20% 0.87% 2.14% 1.86% 1.82% 1.35% 3.10% 1.49% 1.14% 1.22% 1.00% 2.34% 1.45% 1.79% 1.37% 3.29% 1.51% 1.16% 1.39% 0.89% 2.37% 1.51% 1.77% 1.27% 3.29% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 2Q25 1Q26 2Q26 Allowance Modeling & Reserve Allocation ACL on loans HFI / Loans HFI by category Key forecast inputs1 3Q26 4Q26 1Q27 2Q27 National Unemployment Rate 4.5 4.8 5.0 5.0 CRE Price Index (0.1) 0.1 0.1 0.4 National Housing Price Index (1.5) (2.9) (0.4) 0.1 Prime Rate 6.7 6.7 6.7 6.6 1 Source: Moody’s “June 2026 U.S. Macroeconomic Outlook” with scenario weighting, with the exception of the National Housing Price Index which also incorporates components of the Mortgage Bankers Association Mortgage Finance Forecast. • Modestly softer economic forecast driven by – • Slight increase in inflationary pressures • Moderation of forecasted GDP growth expectations • Persisting uncertainty with the Middle Eastern conflict • Delayed benefits of lower oil prices at quarter-end • Utilized a weighted approach in ACL economic forecast • 1.51% ACL coverage at period end

Capital & Liquidity

Capital Position

	2Q25	1Q26	2Q26
Shareholder's Equity/Assets	12.1%	12.0%	11.5%
TCE/TA[1]	10.4%	9.91%	9.49%
Common Equity Tier 1[2]	12.3%	11.5%	11.0%
Tier 1 Risk-Based[2]	12.6%	11.5%	11.0%
Total Risk-Based[2]	14.7%	13.4%	12.9%
AOCI Adjusted Ratios:[1,2]			
Adj. Common Equity Tier 1			*10.8%*
Adj. Total Risk-Based			*12.6%*

Simple Capital Structure



Tier 2 ACL
10%
Subordinated
Notes
4%
Common
Equity Tier 1
Capital
86%

Total regulatory capital: $1,890

On-balance sheet liquidity ($mm)



On-balance sheet liquidity
On-balance sheet liquidity / tangible assets[1]
$1,713
$1,890
$1,805
$1,795
$1,810
13.1%
11.9%
11.3%
11.2%
11.0%
2Q25
3Q25
4Q25
1Q26
2Q26

- Capital and liquidity levels remain strong and well-above required regulatory thresholds
- Executed share repurchases in the quarter totaling ~3% of shares outstanding
- Securities portfolio makes up 9% of total assets and does not include any HTM securities
- 2Q26 available sources of liquidity include $1.8 billion on-balance sheet and $8.4 billion in total other sources[3]

[1] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. [2] 2Q26 calculation is preliminary and subject to change. [3] Includes capacity from internal policy and does not include loans held at the REIT that could be pledged for additional capacity.

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15 Mortgage results 2.86% 2.69% 2.97% 2.89% 2.49% 2Q25 3Q25 4Q25 1Q26 2Q26 Interest rate lock commitment volume ($mm) Mortgage gain on sale margin $402 $342 $279 $366 $380 $55 $90 $107 $124 $56 $457 $432 $386 $490 $436 2Q25 3Q25 4Q25 1Q26 2Q26 Purchase Refinance Highlights Mortgage Banking Segment ($ thousands) 2Q25 1Q26 2Q26 Total Revenue $ 15,674 $ 15,256 $ 14,917 Provision for loan losses 4,755 1,037 977 Noninterest expense 13,931 13,588 12,361 Pre-tax net contribution after allocations (3,012) 631 1,579 Total Assets 617,408 765,191 780,407 Efficiency Ratio 88.9% 89.1% 82.9% Adj Efficiency Ratio1 89.1% 89.6% 83.6% 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. • Mortgage segment pre-tax net contribution of $1.6 million in the quarter • Segment revenue decreased ~2%, impacted by a modest increase in market rates and continued market volatility • Lower personnel costs drove improved segment expense and efficiency ratio

16 Appendix

17 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

18 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

19 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

20 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

21 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

22 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

23 GAAP reconciliations and use of non-GAAP financial measures Adjusted total risk-based capital

24 GAAP reconciliations and use of non-GAAP financial measures Adjusted efficiency ratio (tax-equivalent basis)

25 GAAP reconciliations and use of non-GAAP financial measures Adjusted efficiency ratio (tax-equivalent basis)

26 GAAP reconciliations and use of non-GAAP financial measures Banking segment adjusted efficiency ratio (tax-equivalent basis)

27 GAAP reconciliations and use of non-GAAP financial measures Mortgage segment adjusted efficiency ratio (tax-equivalent basis)

28 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

29 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

30 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

31 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

32 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average assets, common equity and related measures

33 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average assets, common equity and related measures